EXHIBIT 10.54

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) is entered into and effective as of August 28, 2012 (the “Third Amendment Effective Date”), and is by and among: (i) CPI Corp., a Delaware corporation (the “Borrower” also referred to herein as the “Company”); (ii) Consumer Programs Incorporated, a Missouri corporation (“CPI Inc.”), CPI Canadian Holdings, Inc., a Delaware corporation (“CPI Canada”), CPI Images, L.L.C., a Missouri limited liability company (“Images”), CPI International Holdings, Inc., a Delaware corporation (“CPI International”), Texas Portraits L.P., a Delaware limited partnership (“Texas”), Centrics Technology, Inc., a Delaware corporation (“Centrics”), and Image Source Inc., a Missouri corporation (“ISI,” and, with CP Inc., CPI Canada, Images, CPI International, Texas and Centrics, each an “Original Guarantor” and, collectively, the “Original Guarantors”); (iii) Bella Pictures Holdings, LLC, a Delaware limited liability company (“Bella”), and Sandy Realty Holdings, LLC, a Missouri limited liability company (“Sandy” and, with Bella, each an “Additional Guarantor” and, collectively, the “Additional Guarantors”); (iv) Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the various financial institution parties identified as Lenders in the Credit Agreement (collectively, the “Lenders”); and (v) each of the Lenders signatory hereto. The Borrower, the Original Guarantors and the Additional Guarantors are collectively referred to herein as the “Obligors”.

Recitals:

A.
The Administrative Agent, the Lenders and the Company are parties to that certain Credit Agreement dated as of August 30, 2010, as amended by that certain First Amendment to Credit Agreement dated December 16, 2011 (the “First Amendment”), as further amended by that certain Forbearance Agreement dated May 18, 2012 (the “Forbearance Agreement”), and as further amended by that certain Second Amendment to Credit Agreement dated as of June 6, 2012 (“Second Amendment”, and collectively with the above, the “Credit Agreement”). The Company and the Original Guarantors executed and delivered that certain Guaranty and Collateral Agreement dated as of August 30, 2010 (the “Guaranty/Collateral Agreement”), pursuant to which, among other things, the Original Guarantors guaranteed the Company’s payment and performance of its obligations under the Credit Agreement and the Company and the Original Guarantors granted Administrative Agent a security interest in the Collateral (as defined therein). The Additional Guarantors executed and delivered a Joinder Agreement to the Guaranty/Collateral Agreement dated as of May 23, 2012, pursuant to which the Additional Guarantors assumed, jointly and severally with the Original Guarantors, all of the obligations of the Company and the Original Guarantors arising under the Guaranty/Collateral Agreement.

B.	The Administrative Agent and each Lender have agreed with the Obligors to make certain other amendments to the Credit Agreement, subject to the terms and conditions contained in this Third Amendment.

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, the Obligors, the Administrative Agent and the undersigned Lenders hereby agree as follows:

1.
Definitions. Capitalized terms used and not otherwise defined herein have the meanings given them in the Credit Agreement. The terms “Credit Agreement” and “Agreement” shall mean the Credit Agreement, as amended by the First Amendment, the Forbearance Agreement, the Second Amendment, and this Third Amendment.

2.	Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date, the Credit Agreement is hereby further amended as follows:

2.1	Amended Definitions. The following definition in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

Agreement. The definition of “Agreement” as set forth in the preamble to the Credit Agreement is amended to specifically include (i) the First Amendment to Credit Agreement dated as of December 16, 2011, entered into between the Company and the Administrative Agent, on its own behalf and on behalf of the Lenders, (ii) the Forbearance Agreement dated as of May 18, 2012, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders, (iii) the Second Amendment to Credit Agreement dated as of June 6, 2012, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders, and (iv) the Third Amendment to Credit Agreement dated as of August 28, 2012, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders, as such may be further amended, modified, supplemented, and replaced and/or restated from time to time.

2.2	Supplemental Definitions. Section 1.1 of the Credit Agreement is supplemented by the addition of the following definitions:

2.2.1	“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of August 28, 2012, among the Obligors (as defined in the Third Amendment), the Lenders, and the Administrative Agent.

2.2.2
“Third Amendment Effective Date” means the date upon which all conditions precedent to the effectiveness of the Third Amendment have been satisfied or waived in accordance with the terms of the Third Amendment.

2.3	Amended Provisions. The following provisions of the Credit Agreement are amended as follows:

2.3.1	Section 6.1.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“6.1.3
Permanent Reduction of the Revolving Commitment. The Revolving Commitment shall be permanently reduced on a dollar-for-dollar basis by the amount of all Designated Proceeds paid in accordance with Section 6.2.2 (other than Designated Proceeds from the sale of the Matthews Property and the St. Louis Property and Designated Proceeds paid in accordance with Section 6.2.2.(a)(vi)); provided, however, that if the Charlotte Property is sold in accordance with this Credit Agreement and the applicable Designated Proceeds are paid to the Lenders in accordance with Section 6.2.2 prior to December 1, 2012, Administrative Agent and the Lenders agree that the corresponding permanent reduction in the Revolving Commitment shall be deferred until December 1, 2012.”

2.3.2	Section 6.2.2(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Within 15 Business Days after the end of Period 10, Company shall make a cash principal payment towards the repayment of the PIK Obligations in an amount equal to EBITDA for the immediately preceding Fiscal Quarter in excess of one hundred five percent (105%) of EBITDA for such Fiscal Quarter set forth in the May 25, 2012 presentation made by The Keystone Group to the Lenders (the “Quarterly PIK Principal Payment Amount”). All payments with respect to the PIK Obligations shall be applied in accordance with the Lenders’ Applicable Percentages. Any previously stated obligation of the Company to make a Quarterly PIK Principal Payment Amount after the end of Period 6 is hereby waived in consideration for the agreements set forth in the Third Amendment.”

3.
Representations and Warranties. Each Obligor represents on its behalf, and on behalf of each other Loan Party, to the Administrative Agent and the Lenders as of the date hereof that: (i) such Obligor’s execution of this Third Amendment has been duly authorized by all requisite action of such Obligor; (ii) no consents are necessary from any third parties for such Obligor’s execution, delivery or performance of this Third Amendment; (iii) this Third Amendment, the Agreement, and each of the other Loan Documents constitute the legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application; (iv) except as previously disclosed to Administrative Agent in writing or disclosed on amended schedules to the Credit Agreement and the Guaranty/Collateral Agreement attached to this Third Amendment as Exhibit A and except with respect to the representations and warranties contained in Sections 9.5 and 9.14 of the Agreement and in Sections 5(iv), (v) and (vi) of the First Amendment, all of the representations and warranties contained in Section 9 of the Agreement, in Section 5 of the First Amendment, in Section 7 of the Forbearance Agreement, and in Section 4 of the Second Amendment are true and correct in all material respects with the same force and effect as if made on and as of the date of this Third Amendment except to the extent such representations and warranties expressly by their terms relate only to an earlier date; (v) after giving effect to this Third Amendment, there is no Unmatured Event of Default or Event of Default; and (vi) since the date of the Forbearance Agreement, there has been no event or occurrence that would reasonably be likely to give rise to a Material Adverse Effect. Company hereby further represents and warrants that it has disclosed to Administrative Agent and the Lenders all material facts and circumstances relating to the Loan Parties’ business, assets, liabilities, properties, condition (financial or otherwise), results of operations or prospects of the Loan Parties.

4.
Fees and Expenses. Company shall promptly pay all out of pocket fees, costs, expenses (including, without limitation, fees, costs, and expenses of counsel and financial advisors) and other amounts owing to Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, negotiation, execution, and delivery of this Third Amendment.

5.	Conditions Precedent. This Third Amendment shall become effective as of the date set forth in the introductory paragraph to this Third Amendment, but only if on or before 5:00 p.m. Central time on August 30, 2012:

5.1    The Administrative Agent (or its counsel) shall have received:

5.1.1	duly executed counterparts of this Third Amendment that, when taken together, bear the signature of: (i) each Obligor; (ii) the Administrative Agent, and (iii) the Lenders; and

5.1.2	all other documents reasonably requested by the Administrative Agent in connection with the transactions contemplated by this Third Amendment.

5.2
The Company has paid in same day funds all fees and expenses that may be owing to Administrative Agent and the Lenders pursuant to the Credit Agreement and the other Loan Documents (including, without limitation, pursuant to Section 4 of this Third Amendment), any agent fee letter, or other arrangement (as such have been amended pursuant to any amendments required by the Administrative Agent).

6.
Effect of Amendment. Except as expressly provided for herein, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement, any of the other Loan Documents or any existing Unmatured Event of Default or Event of Default.

7.	Reaffirmation.

7.1
Each Obligor hereby acknowledges and confirms that as of the date hereof: (i) the Credit Agreement and the other Loan Documents remain in full force and effect as amended hereby and shall not be impaired or limited by the execution and effectiveness of this Third Amendment; (ii) no Obligor nor any other Loan Party has any defense to its obligations under the Credit Agreement and the other Loan Documents; and (iii) the Liens of the Administrative Agent under the Loan Documents secure all the Obligations, are reaffirmed in all respects, continue in full force and effect, have the same priority as before this Third Amendment, and are not impaired or extinguished in any respect by this Third Amendment. Until the Obligations are Paid in Full, each Obligor agrees and covenants that it is bound by the covenants and agreements set forth in this Third Amendment, the Credit Agreement, and any other Loan Document and each Obligor hereby ratifies and confirms the Obligations. This Third Amendment does not create or constitute, and is not, a novation of the Credit Agreement nor the other Loan Documents. Each Obligor hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document.

7.2
Each Original Guarantor and each Additional Guarantor hereby: (i) represents and warrants that all representations and warranties contained in the Guaranty/Collateral Agreement are true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation and warranty is true in correct in all respects) on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation and warranty is true in correct in all respects) as of such earlier date; and (ii) acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Third Amendment, it is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Third Amendment and (B) nothing in this Third Amendment, the Credit Agreement, or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

8.
Release. As a material part of the consideration for the Administrative Agent and the Lenders entering into this Third Amendment, each Obligor (collectively “Releasor”) agrees as follows (the “Release Provision”):

8.1
Releasor hereby releases and forever discharges Administrative Agent and each Lender and such parties’ predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, consultants, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Releasor may have or claim to have against any of the Lender Group, in each case to the extent arising or accruing prior to and including the Third Amendment Effective Date; provided, however, that Administrative Agent and each Lender shall not be released hereby from any obligation to pay to Releasor any amounts that Releasor may have on deposit with Administrative Agent or such Lender, in accordance with applicable law and the terms of the documents establishing any such deposit relationship.

8.2
Releasor agrees not to sue any of the Lender Group or in any way assist any other person or entity in suing any of the Lender Group with respect to any claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

8.3	Releasor is the sole owner of the claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.

8.4	Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent and each Lender to enter into this Third Amendment.

8.5
It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of the Lender Group so as to foreclose forever the assertion by Releasor of any claims released hereby against any of the Lender Group. If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

9.	Governing Law. This Third Amendment shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

10.	Section Titles. The section titles in this Third Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Third Amendment.

11.
Counterparts; Facsimile Transmissions. This Third Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Third Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

12.
Patriot Act Notice. Administrative Agent, each Lender and Bank of America, N.A. (for itself and not on behalf of any other party) hereby notifies each Obligor and each other Loan Party that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Act”), it is required to obtain, verify and record information that identifies each Obligor and each other Loan Party, which information includes the name and address of each Obligor and each other Loan Party and other information that will allow the Administrative Agent, such Lender or Bank of America, N.A., as applicable, to identify the Obligors and each other Loan Party in accordance with the Act.

13.
Incorporation By Reference. The Administrative Agent, the Lenders and the Obligors hereby agree that all of the terms of the Loan Documents are incorporated in and made apart of this Third Amendment by this reference. The Administrative Agent, the Lenders and the Obligors hereby agree that this Third Amendment and any other document referred to herein or required to be delivered hereby is a “Loan Document.”

14.
Statutory Notice - Insurance. UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

15.	Statutory Notice - Oral Commitments. Nothing contained in the following notice shall be deemed to limit or modify the terms of this Third Amendment and the other Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED OR THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS. TO PROTECT THE OBLIGORS AND EACH OTHER LOAN PARTY (COMPANY) AND THE ADMINISTRATIVE AGENT AND THE LENDERS (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS THE OBLIGORS AND EACH OTHER LOAN PARTY AND ADMINISTRATIVE AGENT AND THE LENDERS REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

The Obligors acknowledge that there are no other agreements between Administrative Agent, Lenders, Company and the Loan Parties, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

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IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the date first above written.

BORROWER:

CPI CORP., a Delaware corporation

By: _____________________________
Name: ___________________________
Title: ____________________________

GUARANTORS:

CONSUMER PROGRAMS INCORPORATED, a Missouri corporation

By ______________________________
Name: ___________________________
Title: ____________________________

CPI CANADIAN HOLDINGS, INC., a Delaware corporation

By ______________________________
Name: ___________________________
Title: ____________________________

CPI IMAGES, L.L.C., a Missouri limited liability company

By ______________________________
Name: ___________________________
Title: ____________________________

CPI INTERNATIONAL HOLDINGS, INC., a Delaware corporation
By ______________________________
Name: ___________________________
Title: ____________________________

TEXAS PORTRAITS L.P., a Delaware limited partnership

By ______________________________
Name: ___________________________
Title: ____________________________

CENTRICS TECHNOLOGY, INC., a Delaware corporation

By ______________________________
Name: ___________________________
Title: ____________________________

IMAGE SOURCE INC., a Missouri corporation

By ______________________________
Name: ___________________________
Title: ____________________________

BELLA PICTURES HOLDINGS, LLC, a Delaware limited liability company

By ______________________________
Name: ___________________________
Title: ____________________________

SANDY REALTY HOLDINGS, LLC, a Missouri limited liability company

By ______________________________
Name: ___________________________
Title: ____________________________

BANK OF AMERICA, N.A., as Administrative Agent for the various financial institution parties identified as Lenders,

By ______________________________
Name: ___________________________
Title: ____________________________

BANK OF AMERICA, N.A., as Issuing Lender and as a Lender,

By ______________________________
Name: ___________________________
Title: ____________________________

ASSOCIATED BANK, N.A., as a Lender
By ______________________________
Name: ___________________________
Title: ____________________________

FIFTH THIRD BANK, as a Lender
By ______________________________
Name: ___________________________
Title: ____________________________

THE PRIVATEBANK AND TRUST COMPANY, as a Lender
By ______________________________
Name: ___________________________
Title: ____________________________

Exhibit A

Amended Schedules to Credit Agreement and Guaranty/Collateral Agreement

None.